UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2008
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Smithtown Bancorp, Inc.
(Exact name of registrant as specified in its charter)
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New York	000-13314	11-2695037
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Motor Parkway, Suite 160, Hauppauge, New York 11788
(Address of principal executive offices)

Registrant's telephone number, including area code 631-360-9300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SMITHTOWN BANCORP, INC.
INDEX

Item 5.02	Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Effective December 31, 2008, Bank of Smithtown (the “Bank”), a wholly owned subsidiary of Smithtown Bancorp, Inc. (the “Company”) amended its deferred compensation and retirement benefit agreements with its executive officers and directors in order to have those agreements comply  with  Section 409A of the Internal Revenue Code.  The amended Supplemental Executive Retirement Agreement with Bradley E. Rock, the amended Bank of Smithtown Executive Incentive Retirement Agreement and the amended Bank of Smithtown Executive Deferred Compensation Plan with Bradley E. Rock, Anita M. Florek, Robert J. Anrig, Thomas J. Stevens and John Romano, and the  amended Bank of Smithtown Director Incentive Retirement Agreement, the amended Bank of Smithtown Directors’ Deferred Fee Plan Agreement,  and a description of the amendments thereto were filed with the Form 8k filed with the Securities and Exchange Commission on January  7, 2009. The Supplemental Executive Retirement Agreement with Bradley E. Rock filed  did not include the amendments that had previously been made to that agreement in January 2007 (which amendments were described and set forth in the Form 8k filed with the Securities and Exchange Commission on February 2, 2007).  The Executive Incentive Retirement Agreements filed did not include the revisions that were previously made to those agreements in December 2006 (which amendments were described and set forth in the Form 8k filed with the Securities and Exchange Commission on December 28, 2006).  The Executive Deferred Compensation Plan, the Director Incentive Retirement Agreements and the Director Deferred Fee Plan that were filed contained typographical errors. This Form 8k/A is being filed to amend the Exhibits to the Form 8k filed on January 7, 2009 and include all of the revisions made to the Supplemental Executive Incentive Retirement Agreement and the Executive Incentive Retirement Agreements through December 31, 2008 and the typographical corrections made to the Executive Deferred Compensation Plan, the Director Incentive Retirement Agreements and the Director Deferred Fee Plan.

Item 9.01	Financial Statements and Exhibits

Exhibits No.	Description

99.1	Bank of Smithtown Executive Incentive Retirement Agreement

99.2	Bank of Smithtown Executive Deferred Compensation Plan

99.3	Bank of Smithtown Supplemental Executive Retirement Agreement

99.4	Bank of Smithtown Director Incentive Retirement Agreement

99.5	Bank of Smithtown Directors’ Deferred Fee Plan

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: April 1, 2009	Smithtown Bancorp, Inc.

	By:	/s/ Anita M. Florek
	Name:	Anita M. Florek
	Title:	Executive Vice President and
Chief Financial Officer